May 2015 Public Lender Presentation May 23, 2017 Exhibit 99.1

Safe Harbor Statement Safe Harbor Statement Forward Looking Statements: With the exception of the historical information contained in this presentation, the matters described herein contain forward looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding the proposed acquisition of Flowchem Holdings LLC (“Flowchem”), expected timetable for completing the acquisition, future financial and operating results, benefits and synergies of the acquisition, future opportunities for the combined businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future. Forward looking statements involve a number of risks and uncertainties that may cause actual results to be materially different from such forward looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector, risks of capacity underutilization, availability of raw materials, currency and other risks associated with international trade, our dependence on certain major customers and suppliers, the uncertainty of regulatory approvals, KMG Chemicals, Inc. (“KMG”) and Flowchem’s ability to satisfy the purchase agreement and plan of merger conditions and consummate the transaction on a timely basis or at all, KMG’s ability to successfully integrate Flowchem’s operations and employees with KMG's existing business, the ability to realize anticipated growth, synergies and cost savings from the acquisition, Flowchem’s performance and maintenance of important business relationships, our ability to develop and successfully market new products and expand into new markets, our ability to successfully identify, consummate and integrate appropriate acquisitions and successfully complete divestitures and other dispositions, contingent liabilities related to acquisitions and divestitures, our compliance with applicable laws and regulations and changes in applicable laws and regulations, risks relating to the potential impairment of goodwill and other intangible assets, tax audits and changes in our tax rate income tax liabilities, litigation and other contingent liabilities including environmental, health and safety matters, risks relating to product defects, product liability and recalls, the impact of our debt obligations on our operations and liquidity, our ability to adjust purchases and manufacturing capacity to reflect market conditions, labor matters, international economic, political, legal, compliance and business factors, disruptions related to man–made and natural disasters, security breaches or other disruptions of our information technology systems, and other risk factors and cautionary statements listed from time to time in our periodic reports filed with the Securities and Exchange Commission, including, but not limited to, our Annual Report on 10-K for the fiscal year ended July 31, 2016. Disclaimer: KMG disclaims any obligation to update any forward looking statements or to publicly announce the result of any revisions to any of the forward looking statements included herein or therein to reflect future events or developments.

Agenda Section I. Executive Summary Section II. KMG Overview & Acquisition Rationale Section III. Flowchem Overview Section IV. Financial Overview Section V. Transaction Overview Agenda

I. Executive Summary

Transaction Summary KMG Chemicals, Inc. (“KMG” or the “Company”), headquartered in Fort Worth, TX and publicly traded on the NYSE (NYSE: KMG), is a globally diversified chemical manufacturer and provider serving mission critical applications in the electronic chemicals, wood treating chemicals, and industrial lubricants markets The Company operates two segments: Electronic Chemicals and Other Chemicals: The Electronic Chemicals segment (“EC”) is integral to the semiconductor manufacturing process The Other Chemicals segment includes: Wood Treating Chemicals preserve and protect wood used for electric power and utility infrastructure Industrial Lubricants enable optimal valve performance and provide important safety benefits On April 24, 2017, KMG announced it had executed a definitive agreement to acquire Flowchem Holdings LLC (“Flowchem”) for $495.0 million representing an ~11x EBITDA purchase price multiple, inclusive of synergies Founded in 2001, and headquartered in Waller, Texas, Flowchem is a leading provider of Drag Reducing Agents (“DRA”) which are used to improve pipeline flow in onshore and offshore pipeline applications KMG’s product portfolio expansion into DRA establishes the Company as a leading global provider of performance products and services for optimizing pipeline operations and throughput KMG generated Consolidated Pro Forma LTM Revenue and Adjusted EBITDA of $404.0 (1) (2) million and $104.6 (1) million, respectively (representing >25% margins) KMG is seeking to raise $600.0 million of Senior Secured Credit Facilities consisting of: $50.0 million 5-year revolving senior secured credit facility, undrawn at close $550.0 million 7-year senior secured term loan B Pro forma total leverage will be 5.26x utilizing $104.6 million of Pro Forma Adjusted EBITDA (1) Pro Forma LTM Adjusted EBITDA inclusive of stock-based compensation and synergies (Pg. 41); assumes KMG’s LTM 1/31/2017 and Flowchem’s LTM 3/31/2017 financials (2) Includes $12.0 million of PF Sealweld revenue I. Executive Summary

Sources & Uses and Pro Forma Capitalization (1) Estimated cash and debt balances (2) Market capitalization as of market close on May 22, 2017 (3) Pro Forma LTM Adjusted EBITDA inclusive of stock-based compensation and synergies (outlined on Pg. 41) Sources & Uses Pro Forma Capitalization ($ in millions) ($ in millions) I. Executive Summary Sources Uses Revolver ($50.0MM Commitment) $0 Purchase Price $495 Term Loan B 550 Paydown Existing Revolver 34 Cash from the Balance Sheet 2 Estimated Fees & Expenses 23 Total Sources $552 Total Uses $552 ($ in millions) Existing Capitalization Pro Forma Capitalization Estimated Multiple Pro Multiple Existing of LTM Forma of PF LTM Capitalization (1) Adj. EBITDA Capitalization Adj. EBITDA Cash & Cash Equivalents $15 $13 Revolver 34 0.59x - - Term Loan B - - 550 5.26x Total Debt $34 0.59x $550 5.26x Market Capitalization (2) 670.7 11.64x 670.7 6.41x Total Capitalization $704.7 12.23x $1,220.7 11.67x Pro Forma Financial Ratios Pro Forma Interest Coverage - Yr. 1 3.20x Pro Forma Total Leverage Ratio 5.26x Pro Forma Debt to Capitalization 0.45100000000000001 LTM Adj. EBITDA $57.6 $104.6 (3)

Presentation Team

KMG

The combined company will be led by an experienced and deep management team collectively having over 230 years of industry experience

Name	Title	Industry Tenure	KMG Tenure	Prior Roles
Christopher T. Fraser	Chairman, President, and CEO (1)	36+ years	9 years	■ Operating Partner, Advent International ■ President and CEO, Chemical Lime ■ President and CEO, OCI
Marcelino Rodriguez	Vice President and CFO	27+ years	3 years	■ CFO, Paul Mueller ■ CFO, Lhoist North America
Manuel Silva III	President, Flowchem	27+ years	9 years (2)	■ Managing Director, MiSwaco ■ Global Trader, Vinmar International ■ Supply Chain Director, Conoco Inc.

(1) Joined the Board of Directors in 2008
(2) Includes tenure with Flowchem

I. Executive Summary 7

II. KMG Overview & Acquisition Rationale

KMG Overview

Overview

Growth Driven Organization Dedicated to Operational Excellence Through a Consistent Focus on Execution and Efficiencies

- Manufactures, formulates, and globally distributes high impact specialty chemicals
- Headquarters - Fort Worth, Texas
- Employees - ~700 worldwide
- Trades NYSE: KMG - $670.0 million market capitalization
- Three business platforms
  - Electronic Chemicals
  - Wood Treating Chemicals
  - Industrial Lubricants

Global Presence



Milan, IT
Riddings, UK
St. Fromond, FR
St. Chéron, FR
Calgary, CA
Fort Worth, TX
Hollister, CA
Tuscaloosa, AL
Pueblo, CO
Matamoros, MX
Houston, TX (2)
Abu Dhabi, UAE
Johor Bahru, MY
Singapore, SG (3)
Rousset, FR
Denotes Corporate Headquarters
Denotes Manufacturing / Distribution / Sales Presence

Attractive Historical Financial Profile (1) (2)

($ in millions)



$33
9%
$40
12%
$50
17%
$58
18%
2014
2015
2016
PF LTM
Adj. EBITDA
EBITDA Margin

(1) Includes stock-based compensation
(2) LTM 1/31/2017 is PF for the acquisitions of Nagase and Sealweld

II. KMG Overview & Acquisition Rationale

9

Compelling Value Proposition Underpinned by Mission Critical Chemicals Recurring Revenue Profile Drives Business Stability Proven Acquisition and Integration Strategy Leading Market Positions in Core Product Offerings Significant Barriers to Entry with Limited Threat of Substitution Solid Financial Performance and Free Cash Flow Profile Experienced Management with a Deep Bench of Expertise Entrenched and Diversified Blue Chip Customer Base Key Investment Considerations Resilient End Markets with Strong Growth Tailwinds ü ü ü ü ü ü ü ü ü II. KMG Overview & Acquisition Rationale

Value Added Product Portfolio

KMG's mission critical products represent a minimal portion of the overall end product cost

	Electronic Chemicals	Wood Treating Chemicals	Industrial Lubricants
LTM Revenue	~$270 million	Other Chemicals: ~$48 million [1]	
Segment Highlights	■ Key supplier of high purity process chemicals ("HPPC") to major semiconductor manufacturers ■ Integral to the semiconductor manufacturing process	■ Sole producer of penta in North America ■ Penta preserves and protects wood utility pole infrastructure	■ Enable optimal valve performance and provide important safety benefits ■ Leading worldwide supplier of valve maintenance products and services for the pipeline and energy storage markets
Select Products	■ Acids & bases ■ Solvents & solvent blends ■ Performance products ■ Custom blends	■ EPA registered penta	■ Lubricants ■ Sealants ■ Cleaners ■ Fittings, adapters and application equipment ■ Valve maintenance services and training
Cost of End Product	~1%	<5%	<1%

(1) Pro forma for the Sealweld acquisition in February 2017

II. KMG Overview & Acquisition Rationale

11

Growth Strategy KMG’s Acquisition Growth Strategy Well Defined Growth Strategy Focus on mature, niche segments of larger markets Establish leading market positions through consolidation and organic growth Maximize economic returns Realize operational and commercial synergies Well defined growth strategy provides a template for strategic acquisitions ü Barriers to entry Unique products with high value applications ü Strong management and track record of performance ü Acquisition Criteria Strong cash flow ü II. KMG Overview & Acquisition Rationale Platform Growth Cycle Developing Consolidation Leadership Position Electronic Chemicals Wood Treating Industrial Lubricants Ownership Period Platform Evolution Industrial Lubricants

The Evolution of KMG

KMG

KMG has achieved substantial progress operationally, strategically and financially over the past decade

- KMG has grown organically and through a disciplined acquisition strategy
  - Completed six acquisitions in the last nine years

2008 — Acquired High Purity EC business from Air Products

2010 — Acquired General Chemical's EC business

2013 — Acquired OM Group's Ultra Pure Chemicals business; Consolidated EC operations in N.A and EU; Chris Fraser appointed President and CEO

2014 — Implemented SAP ERP system in the U.S.

2015 — Established Industrial Lubricants segment with Val-Tex acquisition; Divested Creosote distribution assets

2016 — Acquired Nagase FineChem Singapore; Transitioned corporate headquarters to Fort Worth, Texas

2017 — Acquired Sealweld and signed a definitive agreement to acquire Flowchem

Legend: Business Evolution | Wood Treating Chemicals | Electronic Chemicals | Industrial Lubricants

Key Acquisitions

AIR PRODUCTS | General Chemical | OMG OM Group | Nagase FineChem Singapore (Pte) Ltd | VAL-TEX | Sealweld | FLOWCHEM

II. KMG Overview & Acquisition Rationale 13

Experienced Management Team

The combined company will be led by an experienced and deep management team with over 230 years of collective industry expertise

Management Team		Industry Tenure *(in years)*
Christopher T. Fraser Chairman, President, and CEO	■ Joined KMG in 2008 with more than three decades of experience leading consultative organizations ■ B.S. in Chemistry & Business Administration – University of Connecticut, M.B.A. – Pepperdine University	36+
Marcelino Rodriguez Vice President and CFO	■ Joined KMG in 2014 with former experience from Paul Mueller and Lhoist North America ■ B.B.A. in Accounting – University of Texas, San Antonio, M.B.A. – St. Mary's University	27+
Manuel Silva III President of Flowchem	■ Joined KMG in 2017 via the acquisition of Flowchem ■ B.S. in Engineering – Structural and Civil engineering – University of Texas at Austin	27+
Jeff Handelman Senior Vice President, Electronic Chemicals	■ Joined KMG in 2017 with former experience at Versum Materials and Air Products and Chemicals ■ B.S. in Economics – Northern Illinois University, M.B.A. – Kansas University	30+
Ernest Kremling Senior Vice President, Other Chemicals and Manufacturing Services	■ Joined KMG in 2008 with former experience at Dow Chemical Company ■ B.A. in Chemistry – Hendrix College, Chemical Engineering – University of Missouri-Columbia	28+
Monte Green Director of Corporate Development	■ Joined KMG in 2015 with experience at Imperial Capital, Lehman Brothers, and Bank of America ■ B.B.A. in Finance and Marketing – Texas Christian University, M.B.A. – University of Chicago	17+
Chris Gonser Vice President, Human Resources	■ Joined KMG in 2013 with experience at Lhoist North America and Celanese ■ B.B.A. in Accounting – Baylor University and holds the Senior Professional in Human Resources (SPHR) certification from the Society of Human Resources Management	30+
Roger Jackson Vice President, General Counsel, and Secretary	■ Joined KMG in 2002 with experience at Woods & Jackson, LLP and Brown, Parker, & Leahy LLP ■ B.A. in History – University of Houston, J.D. – University of Houston	38+

II. KMG Overview & Acquisition Rationale 14

Historical Electronic Chemicals Revenue Pueblo, CO Electronic Chemicals Overview II. KMG Overview & Acquisition Rationale Electronic Chemicals: Global Footprint Leading global supplier Broad portfolio of value-added high purity process chemicals Essential products for the manufacture of semiconductors Specializes in purification, formulation, blending, and packaging Facilities in North America, Europe, and Asia Serves leading global semiconductor manufacturers Electronic Chemicals Overview Fort Worth, TX Hollister, CA Singapore, SG (3) Johor Bahru, MY Riddings, UK Milan, IT Rousset, FR St. Chéron, FR St. Fromond, FR Denotes Corporate Headquarters Denotes Manufacturing / Distribution / Sales Presence ($ in millions) $86 $270 FY 2009 LTM 1/30/17

North America Europe Asia Geographically Diverse Blue Chip Customer Base Critical supplier servicing the largest and most advanced semiconductor producers Leading edge technology in purification and analytical capabilities Extensive global supply chain expertise Strategic growth through consolidation Completed four acquisitions since 2008 Manufacturing consolidation has enhanced operational efficiency and generated sustainable cost savings KMG is the only global supplier of HPPC Leading HPPC Market Shares in U.S. and Europe Expanding and Growing Presence in Asia Electronic Chemicals Overview (Continued) Electronic Chemicals II. KMG Overview & Acquisition Rationale KMG Market Portfolio 2012 & Prior Current Computing & Storage 85% Mobility & Other Emerging Markets 15% Mobility & Other Emerging Markets 55% Computing & Storage 45%

Strategic Consolidation – Electronic Chemicals

Proven Track Record of Executing Highly Strategic Acquisitions

Target	Air Products – Electronic Chemicals Business	General Chemical – Electronic Chemicals Business	OM Group – Ultra Pure Chemicals Business	Nagase FineChem Singapore (Pte) Ltd – Electronic Chemicals Business
Year	2008	2010	2013	2016
Purchase Price	$75 million	$26 million	$63 million	$2.8 million
Acquired EBITDA	*Acquired approximately $24 million of EBITDA with four acquisitions (1)*			
Highlights	✓ Strategic entry into HPPC segment ✓ Acquired state-of-the-art facilities ✓ Leading customer base	✓ Gained leading HPPC market share in U.S. ✓ Transitioned production from 4 facilities to 2 ✓ Increased U.S. capacity utilization	✓ Transformed KMG into a global company – only global supplier of HPPC ✓ Attained leading HPPC market share in Europe ✓ Broadened and diversified HPPC product portfolio and end markets	✓ Enhances ability to serve global electronic chemicals customers ✓ Capital investment to expand capabilities will drive growth ✓ Bargain purchase / immediately accretive

(1) Based upon management's estimate of aggregated acquired EBITDA at close

II. KMG Overview & Acquisition Rationale 17

Proven Acquisition and Integration Strategy

Demonstrated ability to identify, execute, and integrate strategic acquisitions and realize meaningful synergies

Proven Track Record of Realizing Synergies

($ in millions)

EBITDA Expansion Post-Acquisition

Purchase Price: $25.5
Purchase Multiple: 5.5x
Purchase Multiple Post-Synergies: 3.0x

General Chemical

Electronic Chemicals Business



85% Increase in EBITDA
$4.6
$3.9
$8.5

- ✓ Transitioned production from four facilities to two
- ✓ Significantly increased capacity utilization

Purchase Price: $62.6
Purchase Multiple: 7.9x
Purchase Multiple Post-Synergies: 4.6x

OMG OM Group

Ultra Pure Chemicals Business



85% Increase in EBITDA
$8.0
$6.8
$14.8

- ✓ Second largest acquisition in KMG's history
- ✓ Effective consolidation of UPC operations generated sustainable synergies

Significant Potential Growth from Nagase Acquisition

($ in millions)

Expected Future Annual EBITDA



$5.0
Purchase Price: $2.9
Purchase Multiple: 5.8x
$0.5
2016
2020P

- ✓ **Strong EBITDA Growth Opportunity**
- ✓ **Strengthens position in Asia by establishing a manufacturing presence**
- ✓ **$10.0 million capital investment will increase manufacturing, packaging, and purification capabilities**

II. KMG Overview & Acquisition Rationale 18

HPPC Market Overview

KMG

Global Semiconductor Fab Materials Market Highlights

- ✓ **Global Semiconductor Fab Materials Market is ~$12 billion**
  - HPPC represents 13% of the total fab materials market
- ✓ Key products sold to the semiconductor industry include:
  - Sulfuric acid
  - Hydrofluoric acid
  - Hydrogen peroxide
  - Ammonium hydroxide
  - Isopropyl alcohol
- ✓ **Critical materials for semiconductor manufacturing**
- ✓ **High customer retention due to inherent costs and risks of switching suppliers**

~$12 Billion Global Semiconductor Fab Materials Market [1]



HPPC
$1.5 billion


Acids
Solvents
Bases
Etch/Clean/Dry
Custom blends
Performance products
Oxidizers
Implant
KMG's high purity chemicals are used in multiple steps of silicon wafer processing
Deposition
Solvents
Strippers
Photolithography
Chemical-Mechanical Planarization
Base chemistry materials

Source: KMG March 2017 Investor Presentation
(1) Excludes silicon wafers

II. KMG Overview & Acquisition Rationale
19

Favorable End Market Trends Drive Material Needs Manufacturing Process Steps Increasing at Each Technology Node Emerging Markets Driving Semiconductor Revenue Growth II. KMG Overview & Acquisition Rationale Semiconductor Unit Growth Source: IC Insights, Gartner and KLA-Tencor Semiconductor unit growth continues to expand, driven by rising demand for chips in multiple large and growing markets Electronic device proliferation drives demand for high purity electronic chemicals used in semiconductor manufacturing Rising complexity of semiconductor device architectures increases HPPC volume usage Ongoing advances in semiconductor processing technology require ever higher chemicals purity Process Steps 1978 – 2018E CAGR: 8.9% 2015 – 2020 CAGR Semiconductor Industry Outlook KMG is well-positioned to take advantage of these key market trends 2020 Share Auto motive 11 % Wired 5% Wireless 27% Consumer 11% Computing 25% Storage 8% Industrial 13% Mil/Aero 1% Total Semi. 100% 7.0% 2.7% 3.5% 3.1% -1.2% 8.0% 9.1% 1.5% 3.3% 1,200 1,000 800 600 400 200 0 ’78 ’82 ’86 ;90 ’94 ;98 ;02 ;06 ’10 ’14 ’18 1,400 1,200 1,000 800 600 400 200 0 28 NM 24 NM 10 NM 7 NM 5 NM

Other Chemicals Overview II. KMG Overview & Acquisition Rationale Other Chemicals: Global Footprint Includes Wood Treating Chemicals and Industrial Lubricants platforms Wood Treating Chemicals Business: North America’s sole producer of pentachlorophenol Industrial Lubricants Business: manufactures valve sealants, lubricants and equipment, and provides related services and training Other Chemicals Overview (1) Historical revenue excludes the Animal Health Products business (divested 2012) Matamoros, MX Houston, TX (2) Fort Worth, TX Tuscaloosa, AL Denotes Corporate Headquarters Denotes Wood Treating Manufacturing / Distribution Calgary Abu Dhabi, UAE Denotes Industrial Lubricant Manufacturing / Distribution / Sales Presence

Select Customers Other Chemicals: Wood Treating Chemicals Wood Treating Chemicals North America’s sole producer of EPA-registered penta Original Growth Platform for KMG: Fundamental to KMG’s development and early success Fully realized growth-through-consolidation strategy Serves the North American Wood Utility Pole Market: Electric power and telecom utilities rely on wood treating chemicals to protect their utility pole infrastructure Approximately 4 million wood utility poles replaced annually Penta protects wood poles from insect damage and decay, providing a 50-plus year service life II. KMG Overview & Acquisition Rationale Penta’s position is underpinned by significant switching costs Utility Pole Demand by Chemical (1) Penta 45% Creosote 10% (1) Demand for North American Utility Pole Chemicals CCA 45% Aging Utility Poles Wood Pole Decay Zones Decay Zone Deterioration Risk Avg. Pole Age Avg. Reject Age 1 Low 40 52 2 Moderate 42 55 3 Intermediate 39 50 4 High 32 44 5 Severe 32 44 In the US, ~75 million poles are between 30 - 50 years old 1 2 3 3 4 4 5 Denotes Penta Market

Other Chemicals: Industrial Lubricants

KMG



Industrial Lubricants

- Serves the ~$200 Million Global Valve Lubricants and Sealant Market
  - Oil and gas pipeline and distribution
  - Value-added specialty products
- Leading worldwide provider of products, services and solutions:
  - Valve lubricants, cleaners, and sealants
  - Fittings, adapters, and application equipment
  - Routine and emergency valve maintenance services and training
- Global presence with facilities in the United States, Canada, and the Middle East
- Two premier brands: Val-Tex and Sealweld
  - Strategic growth through consolidation


Oilfield
Wellhead
Midstream
Transmission
Distribution

Select Customers

KINDER MORGAN, CAMERON, ATMOS energy, أرامكو السعودية saudi aramco, TransCanada, HALLIBURTON



Provides value to pipeline operators by enhancing safety and efficiencies

II. KMG Overview & Acquisition Rationale 23

Target Year Highlights Purchase Price Strategic Consolidation – Industrial Lubricants Proven Track Record of Executing Highly Strategic Acquisitions Added premium global brand with top-tier customer base ü Broadened participation in key markets such as valve maintenance services and training ü At acquisition the business had revenue of $12.0 million, EBITDA of $2.6 million, with $500K of run-rate synergies expected within the first six months ü Established third growth platform in profitable market ü Leading supplier of lubricants, sealants and related products to key end users and industrial valve manufacturers ü Broad end market diversification includes oil and gas storage, pipeline and gas distribution ü Significantly expanded international presence ü 2015 $24.0 million, included approximately $1.2 million of working capital 2017 $17.0 million, included approximately $5.0 million of working capital II. KMG Overview & Acquisition Rationale

KMG

Attractive Industrial Lubricants Market Trends

Steady oil prices, upcoming pipeline maintenance projects, and new pipeline construction expected to contribute to strong growth tailwinds

Stabilizing Oil Prices

WTI Oil Price


$93
$45
$46
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16

- Stabilizing oil prices → companies expected to increase maintenance and new projects CapEx
- In North America, breakeven oil costs in unconventional plays are falling and competitive at today's prices

Aging Oil & Gas Infrastructure

'15 U.S. Crude Oil Pipeline Miles by Age


35%
40%
25%
> 60 years
30 to 60 years
< 30 years

'15 Refined U.S. Product Pipeline Miles by Age


17%
41%
42%
> 60 years
30 to 60 years
< 30 years

- In the U.S., 65% of crude oil pipelines and 83% of product pipelines are over 30 years old → need for regular maintenance
- Increasing pipeline safety regulations

Strong Forecasted Growth in Spending on Pipeline Infrastructure

Global Operating Pipeline Mileage

(in thousands)


350
361
371
382
393
405
418
432
446
462
2016P
2017P
2018P
2019P
2020P
2021P
2022P
2023P
2024P
2025P

- Historical underinvestment in midstream infrastructure → pipeline capacity growth has lagged crude production growth
- Global operating pipeline mileage is expected to grow ~30% to 40% from 350K miles currently to ~460K miles by 2025P

Source: ADI Market Study

II. KMG Overview & Acquisition Rationale
25

Evolution of Industrial Lubricants Industrial Lubricants Platform Expansion The acquisition of Flowchem strengthens and expands KMG’s Industrial Lubricants platform Consolidation and Geographic Expansion 2 Services, Education and Equipment 3 DRAs 4 Platform Initiation 1 II. KMG Overview & Acquisition Rationale Pipeline Performance Platform

Flowchem Acquisition Strategic Rationale The pending acquisition of Flowchem strengthens KMG as a leading provider of performance products and services for optimizing pipeline operations and throughput Adds significant size, scale, and diversity ü Expands and strengthens capabilities and product offering in the growing global market for pipeline performance products and services ü Flowchem is the #2 ranked global provider of DRA ü Creates substantial shareholder value through a high level of accretion to EBITDA, margins, and adjusted EPS ü Impressive financial performance, robust margins, and strong free cash flow generation ü Exceptional management and talented, dedicated team with a strong track record of performance ü II. KMG Overview & Acquisition Rationale

Acquisition Overview EBITDA by Segment Evolution (1) Flowchem generated $43 million of LTM (3/31) Adj. EBITDA Strong free cash flow generation Immediate run-rate savings and synergies from management and operational benefits; additional operational synergies expected over time Pro Forma Adjusted EBITDA KMG Standalone EBITDA Pro Forma KMG EBITDA ($ in millions) (1) Breakdown per the Company’s most recent investor presentation, April 24, 2017; excludes corporate overhead costs (2) Includes adjustments for stock-based compensation and acquisition adjustments (3) Includes run-rate savings and synergies (outlined on Pg. 41) Includes Run-Rate Savings and Synergies Pro forma combined company EBITDA margin: >25% II. KMG Overview & Acquisition Rationale (3) (2) KMG 1/31/17 LTM Pro Forma Top 10 Customers Top 10 customers represent ~53% of total pro forma revenue Highly Accretive Acquisition Intend to prudently and quickly de-lever given the Company’s existing free cash flow combined with Flowchem's strong free cash flow generation 47.8% 20.2% 5.6% 5.6% 3.8% 3.4% 3.1% 3.1% 2.9% 2.6% 1.8% $57.6 (2) $47.0 (3) $104.6 KMG 1/31/17 LTM Flowchem 3/31/17 LTM KMG PF Adj. EBITDA Other Chemicals 24% Electronic Chemicals 76% Flowchem and Other Chemicals 56% Electronic Chemicals 44%

Flowchem Integration Strategy Consistent with previous acquisitions, KMG will implement a thoughtful, disciplined approach to the integration of Flowchem II. KMG Overview & Acquisition Rationale Maintain and maximize Flowchem global brand ü Integrate G&A functions into KMG ü Explore consolidating operations (manufacturing, sales and other back-office) of Industrial Lubricants to Waller ü Implement cross-selling / marketing opportunities with Val-Tex and Sealweld ü President and other key Flowchem managers will remain with the business ü

III. Flowchem Overview

Flowchem Overview

Overview

Flowchem is the #2 global DRA provider and is differentiated by its DRA focus, customer service and flexibility

- Leading global provider of DRA solutions, related support services, and equipment to midstream crude oil and refined products (gasoline, diesel, etc.) pipeline operators
- **DRA Description:** Specialty chemical used in midstream pipelines to (i) increase throughput; (ii) lower operating pressure; and (iii) reduce energy costs
- **DRA Offering:** Manufactures a broad DRA product suite, allowing Flowchem to provide tailored solutions depending on the underlying characteristics of the pipeline
- **Logistics, Equipment and Support Offering:** Provides ancillary DRA solutions
- **Headquarters / Employees:** Waller, Texas / 73 employees
- **Facilities:** Newly expanded, highly efficient flagship facility
- **Customers:** Serves over 50 pipeline operators, midstream service providers, and distributors globally

Diversified Revenue Base

2016 Revenue by Region


International
42%
Domestic
58%

2016 Revenue by Product Type


Logistics, Equipment and Support
4%
DRAs
96%
Broad Suite of Sub-Product Categories

Note: "Domestic" represents U.S. and Canada throughout this memorandum

III. Flowchem Overview 31

Energy Savings Overview of DRA Usage Pipeline Flow Dynamics and Role of DRA Pipeline operators use DRA to increase throughput, lower operating pressure and / or reduce energy costs Fluid molecules Turbulent Flow Orderly flow with DRAs Drag in pipelines is caused by turbulent liquid flow Increased turbulence can lead to energy loss and reduced throughput of a pipeline DRAs reduce drag throughout the turbulent fluid core The additives align turbulent fluid molecules to linearize the flow patterns DRA polymers have no effect on the composition of crude oil and refined products DRAs DRAs are injected at multiple segments along a pipeline; throughput improvement is immediate Flow Increase Pressure Reduction Value Enhancing Uses of DRA III. Flowchem Overview

Compelling Value Proposition

KMG

Flowchem DRA offers a compelling customer value proposition to pipeline operators, who are compensated for every barrel of crude oil or refined product that is moved through their pipeline assets

- DRA are an instrumental part of maximizing throughput capacity, which drives pipeline margins and increases revenue to pipeline operators
- Without implementing a DRA solution, pipelines are limited to a maximum throughput capacity that can only be meaningfully increased by installing additional pipelines or pump stations, which are highly capital and time intensive
- Flowchem's value proposition has been validated by customer data proving its ability to significantly increase pipeline throughput

Typical TURBOFLO® DRA Performance



Refined Products
Light Crude
Medium Crude
Heavy Crude
Drag Reduction %
0
10
20
30
40
50
60
70
80
-
10
20
30
40
50
60
70
TURBOFLO® Parts per Million (ppm)

Compelling Economic Benefits to Using DRA

(Recent Flowchem customer experience)



~$450K
~$165K
~($25K)
~$590K
($6.30/bbl)
x
(72K bbls/d)
36% Capacity Increase
Incremental Daily DRA Cost (1)
Results in over $50 million of customer net incremental revenue annually
Pre-DRA Daily Revenue
Incremental Daily Revenue
Incremental Daily Cost
Post-DRA Net Revenue

(1) Based on 1,280 gallons of DRA (12 ppm per segment) daily on a 1,525 mile pipeline

III. Flowchem Overview 33

Non-Cyclical Solutions Provider to Attractive Midstream Energy Sector

KMG

Flowchem has impressively grown volume, revenue, and profitability through various oil price environments

Four Key Trends Driving DRA Market Growth

- **Global oil demand**
  - DRA usage not dependent on market price of oil
  - Rising global oil demand increases strain on pipeline networks, incentivizing pipeline operators to use DRA to optimize throughput
- **Steadily rising industrial electricity costs**
  - Higher electricity costs raise pipeline operating costs
  - DRA are a cost-effective solution to lower pipeline operating pressure and reduce pumping costs
- **Aging pipeline infrastructure**
  - Aging pipelines often operate inefficiently; DRA extend the useful life of aging pipelines by improving throughput flow and reducing costs
- **New pipeline construction**
  - Pipelines are increasingly being designed for DRA usage; DRA usage reduces pipeline construction capital requirements

Consistent Flowchem Growth

Revenue Growth	2012 to 2016 CAGR
Flowchem	15.0% ↑
DRA Industry	6.2% ↑
Oilfield Service Group	(16.0)% ↓
WTI Spot Price	(17.0)% ↓

Oilfield Service Group: Baker Hughes, Bri Chem, Canadian Energy Services, Flotek, Halliburton, Schlumberger, Weatherford International; for 2016 uses consensus estimates

III. Flowchem Overview 34

Global DRA Market Overview Significant Addressable Market 2016 DRA Market Breakdown Historical and Projected DRA Demand Addressable market represents DRA demand at full penetration levels Global DRA industry demand is forecasted to grow at a CAGR of 5% to 9% through 2025P 2016 DRA Demand: ~$400 million By Product By Geography Avg. Crude Oil DRA Penetration Rate Avg. Refined Products DRA Penetration Rate 33% 24% 48% 36% ($ in millions) Base Case CAGR: 5% High Case CAGR: 9% (1) Crude Oil 83% ($ in millions) Source: Source: November 2016 market study commissioned by Flowchem; Flowchem also performed its own internal study with third party data (1) Assumes a modest increase in DRA penetration rate 2016 global DRA demand was ~$400 million, and the 2016 addressable market exceeded $1.0 billion Industry is largely consolidated, with a low risk of new potential entrants given high barriers to entry and disciplined participants that are motivated to grow the overall market size Industry primarily served by three market participants III. Flowchem Overview Refined Products 17% Heavy 18% Light / Medium 65% U.S. 49% Europe 14% Canada 9% Latin America 10% Africa / Middle East 11% 2016 2025P $875 $400 $400 $1,000 36% 24% 33% 48%

IV. Financial Overview

Financial Policy Overview IV. Financial Overview Liquidity: Focused on maximizing financial flexibility and maintaining ample liquidity Liquidity is supported by a $50 million revolving credit facility (undrawn at close) plus significant free cash flow generating capability Publicly Stated Leverage Target is 3.5x Debt / EBITDA: The Company anticipates rapidly and prudently reducing debt to achieve its stated leverage profile through free cash flow generation, as well as other means, as necessary KMG has an effective $200 million universal shelf filed with the SEC on April 7, 2017 The Company does not anticipate any changes to its current dividend policy, nor does it anticipate initiating a share repurchase program KMG has not historically repurchased shares Controls: The Company is currently working to implement an interest rate hedging program to manage its mix of fixed to floating-rate debt The existing business has a natural foreign currency hedge due to balanced global operations Company maintains stringent financial controls to drive consistency, accuracy, and integrity throughout the organization Implemented a robust ERP system in 2015 (SAP)

Historical Financial Summary (1) KMG has a 7/31 FYE, Flowchem has a 12/31 FYE (2) PF LTM financial position reflective of KMG’s LTM 1/31/2017 period (PF for the Nagase and Sealweld acquisitions) and Flowchem’s LTM 3/31/2017 financials; includes $6.0 million of pro forma run-rate savings and synergies (3) Adjusted for stock-based compensation (4) Free Cash Flow Calculated as Adj. EBITDA – Capex IV. Financial Overview Fiscal Year (1) ($ in millions) 2014A 2015A 2016A PF LTM (2) Total Revenue $410.3 $395 $381.6 $404 Total Pro Forma Adjusted EBITDA (3) $57.9 $74.900000000000006 $89.6 $104.6 % EBITDA Margin 0.14099999999999999 0.19 0.23499999999999999 0.25900000000000001 KMG Capital Expenditures 9.5 13.8 14.4 13.7 Flowchem Capital Expenditures 2.2000000000000002 4.9000000000000004 6.9 6.1 Total Capital Expenditures $11.7 $18.7 $21.3 $19.8 % of Revenue 2.9% 4.7% 5.6% 4.9% Free Cash Flow (4) $46.2 $56.3 $68.3 $84.8 % of Adjusted EBITDA 0.79800000000000004 0.751 0.76200000000000001 0.81100000000000005

($ in millions) $210.0 million of cumulative free cash flow from 2014 – LTM 1/31/17 ($ in millions) Pro Forma Adjusted EBITDA and EBITDA Margin Cumulative Free Cash Flow (1) (2) (1) Free Cash Flow Calculated as Adj. EBITDA – Capex (2) Pro Forma LTM financial position reflective of KMG’s LTM 1/31/2017 period and Flowchem’s FY 12/31/2016 financials Demonstrated strong financial performance and growth with a strong margin profile IV. Financial Overview Margin driven by competitive advantages: scale / size, low-cost product, and supply chain positioning KMG enjoys superior margin management (>2x increase in operating income over 2015) and a 24% Adjusted EBITDA CAGR from 2014 - 2016 Limited capital expenditure and working capital needs facilitate significant free cash flow generation reinforced by defensible end markets Flowchem generates robust free cash flow and profitability Financial Performance and Free Cash Flow Profile 17% $57.9 $74.9 $89.6 $104.6 21% 23% 26% $46.2 $102.4 $170.7 $210.0 2014A 2015A 2016A PF LTM 2014A 2015A 2016A PF LTM Adj. EBITDA Adj. EBITDA Margin

KMG has quickly and prudently de-levered post strategic acquisitions IV. Financial Overview Historical Long Term Leverage General Chemical Electronic Chemicals Business OM Group Ultra Pure Chemicals Business Val-Tex $25.5 million acquisition closed in March 2010 Cash consideration was funded from a draw on the revolver increasing long term debt to $61.3 million De-levered to $22.0 million prior to next material acquisition in 2013 $62.6 million acquisition closed in June 2013 Cash consideration was funded from a draw on the revolver increasing long term debt to $85.0 million De-levered to $35.0 million prior to next material acquisition in 2015 $23.7 million acquisition closed in May 2015 Cash consideration was funded from a draw on the revolver increasing long term debt to $53.0 million De-levered to $33.3 million prior to next material acquisition in 2017 2010 2011 2012 2013 2014 2015 2016 2017 History of Deleveraging 1.8x 1.6x 1.7x 1.7x 2.2x 1.8x 1.7x 1.0x 0.7x 0.7x 0.7x 0.7x 3.1x 3.0x 2.8x 2.4x 2.0x 1.8x 1.1x 1.0x 1.4x 1.3x 1.1x 1.0x 0.8x 0.7x 0.8x Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2010 2011 2012 2013 2014 2015 2016 2017

Adjustments, Run-Rate Savings, and Synergy Detail Stock-based compensation Adjustment assuming full fiscal year benefit of the Sealweld acquisition (closed February 1, 2017) and Nagase acquisition and relevant pro forma adjustments (closed April 4, 2016) Cost savings related to plant consolidation and realized in-sourcing logistics benefits, manufacturing efficiencies, salary savings from management, and other SG&A efficiencies Other operational cost synergies expected to be realized within the first six to eight quarters of ownership Adjustments, Run-Rate Savings, and Synergy Detail 1 2 3 4 (*) Represents Adjusted EBITDA, as reported in the Company’s Financial Statement Note: KMG defines Adjusted EBITDA as earnings from continuing operation before interest, taxes, depreciation, amortization, acquisition and integration expenses, restructuring and realignment charges, and other designated items IV. Financial Overview 1 2 3 4 Pro Forma ($ in millions) LTM Period KMG Consolidated Adjusted EBITDA, as Reported (*) (1/31/17) $48.5 Adjustments: Stock-Based Compensation 5.6 Full Year Pro Forma Effect of Acquisitions 3.5 KMG Adjusted EBITDA $57.9 Flowchem Adjusted EBITDA (3/31/17) $43 Synergies Immediate Management and Operational Synergies 2.0 - 3.0 Operational Synergies Over Time 1.0 - 2.0 Flowchem Pro Forma Adjusted EBITDA $47 Pro Forma Combined Company Adjusted EBITDA $104.6

V. Transaction Overview

Summary of Terms Borrower: KMG Chemicals, Inc., a Texas corporation (the “Borrower”) Guarantors: Each existing and future direct and indirect subsidiary (with exceptions to be agreed with respect to each subsidiary that is a controlled foreign corporation within the meaning of section 957 of the Internal Revenue Code) Security: Secured by a perfected first-priority security interest subject to permitted liens and to customary exceptions Facilities: $50.0 million Revolving Credit Facility (“Revolver”) $550.0 million Term Loan B Facility (“Term Loan B”) Tenor: Revolver: 5 years Term Loan B: 7 years Indicative Pricing: Revolver: TBD Term Loan B: TBD Upfront Fees / OID: Revolver: TBD Term Loan B: TBD Amortization: Revolver: None Term Loan B: 1% per annum, bullet at maturity Call Protection: Term Loan B: 101 soft call (6 months) Financial Covenants: Maximum Total Net Leverage Ratio Incremental Facility: $100 million, subject to closing date Consolidated Total Net Leverage Ratio and no Event of Default V. Transaction Overview

May 23rd – Lender Meeting June 9th – Lender Commitments Due June 15th – Close and Fund Financing Transaction Timeline Select Financing Milestones V. Transaction Overview 42856 42887 Sun Mon Tue Wed Thu Fri Sat Sun Mon Tue Wed Thu Fri Sat 1 2 3 4 5 6 1 2 3 7 8 9 10 11 12 13 4 5 6 7 8 9 10 14 15 16 17 18 19 20 11 12 13 14 15 16 17 21 22 23 24 25 26 27 18 19 20 21 22 23 24 28 29 30 31 25 26 27 28 29 30 Important Date on Timetable Banking Holiday

V. Transaction Overview Key Investment Considerations Compelling Value Proposition Underpinned by Mission Critical Chemicals Recurring Revenue Profile Drives Business Stability Proven Acquisition and Integration Strategy Leading Market Positions in Core Product Offerings Significant Barriers to Entry with Limited Threat of Substitution Solid Financial Performance and Free Cash Flow Profile Experienced Management with a Deep Bench of Expertise Entrenched and Diversified Blue Chip Customer Base Resilient End Markets with Strong Growth Tailwinds ü ü ü ü ü ü ü ü ü